UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 3, 2015

(Date of earliest event reported)

Xplore Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52697 (Commission File Number)	26-0563295 (IRS Employer Identification No.)

14000 Summit Drive, Suite 900 Austin, Texas 78728 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 4, 2015, Xplore Technologies Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC ( the “Underwriter”), pursuant to which the Underwriter agreed to act as underwriter in a public offering of 2,000,000 shares (the “Shares”) of the Company’s common stock. The Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3 which was declared effective by the Securities and Exchange Commission on March 27, 2013 (File No. 333-187198) and an applicable prospectus supplement (the “Offering”). At the Underwriter’s discretion, the Underwriter has a 30-day option to buy up to an additional 300,000 shares from the Company at the same price. The Company has agreed to be responsible for its expenses in connection with the Offering and to reimburse the Underwriter for up to $100,000 of its expenses. The Underwriting Agreement contains representations and warranties and covenants relating to the Offering.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments which the Underwriter or such other indemnified parties may be required to make in respect of any such liabilities.

The opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the validity of the shares sold in the Offering is attached hereto as Exhibit 5.1.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to and incorporates herein by reference the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1.

Item 8.01 Other Events

On March 3, 2015, the Company issued a press release announcing the Offering and, on March 4, 2015, the Company issued a press release announcing the pricing of the Offering. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated March 4, 2015 between the Company and Roth Capital Partners, LLC.
5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).
99.1	Press Release dated March 3, 2015 announcing the Offering.
99.2	Press Release dated March 4, 2015 announcing the pricing of the Offering.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/Michael J. Rapisand

Michael J. Rapisand
Chief Financial Officer

Dated: March 4, 2015

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated March 4, 2015 between the Company and Roth Capital Partners, LLC.
5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).
99.1	Press Release dated March 3, 2015 announcing the Offering.
99.2	Press Release dated March 4, 2015 announcing the pricing of the Offering.